*
       *****
     **-----**
   **-----       COMPETITIVE
 ****----        TECHNOLOGIES
   **=====       Unlocking the Potential of Innovation (R)
     **=====**
       *****
         *  (R)











Dear  Shareholder:

     You are cordially invited to attend the Competitive Technologies, Inc. Annual Meeting of Shareholders on April 18, 2008 at 11:00 a.m. local time. The meeting will be held at the American Stock Exchange, 86 Trinity Place, New York, New York.

     The matters to be acted upon are described in the accompanying notice of Annual Meeting and proxy statement. At the meeting, we will also report on our company's operations and respond to any questions you may have.

     YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Annual Meeting of Shareholders, we urge you to vote and submit your proxy via the Internet, telephone or mail in order to ensure the presence of a quorum.

     On behalf of the Board of Directors, I express our appreciation for your continued support toward the profitable growth of CTT. We look forward to seeing you at the Annual Meeting.

                                   Very  truly  yours,

                                   \s\ John B. Nano

                                   John  B.  Nano
                                   Chairman,  President  and  CEO


Fairfield,  Connecticut
March  19,  2008

                         COMPETITIVE TECHNOLOGIES, INC.
                               777 COMMERCE DRIVE
                          FAIRFIELD, CONNECTICUT 06825


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


     The Annual Meeting of Shareholders of Competitive Technologies, Inc. will be held at the American Stock Exchange, 86 Trinity Place, New York, New York 10006 on Friday, April 18, 2008, at 11:00 a.m. local time. The purposes of the meeting are:

     1. To elect six Directors to serve until the next Annual Meeting of Shareholders or until their respective successors have been elected and qualified, and

     2. To ratify the selection of Mahoney Cohen & Company, CPA, P.C. as our independent registered public accounting firm for the fiscal year ending July 31, 2008, and

     3. To transact such other business as may properly come before the meeting and any adjournments thereof.

     Our board of directors recommends a vote FOR Items 1 and 2. Only shareholders of record at the close of business on March 14, 2008 will be entitled to notice of and to vote at the Annual Meeting of Shareholders and any adjournments thereof.

     A copy of our Annual Report on Form 10-K for the fiscal year ended July 31, 2007 was mailed on November 16, 2007 to those who were shareholders on that date, or is included with this notice for those who became shareholders after that date.

     WE URGE YOU TO VOTE YOUR SHARES PROMPTLY. TO VOTE YOUR SHARES, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY. YOU MAY BE ABLE TO VOTE YOUR SHARES VIA THE INTERNET, OR BY TELEPHONE. PLEASE REFER TO THE ENCLOSED PROXY CARD FOR SPECIFIC VOTING INSTRUCTIONS.

                                   By  Order  of  the  Board  of  Directors,

                                   \s\ John B. Nano

                                   JOHN  B.  NANO
                                   Chairman,  President  and  CEO
Fairfield,  Connecticut
March  19,  2008



                                                 *
                                               *****
                                             **-----**
                                           **-----       COMPETITIVE
                                         ****----        TECHNOLOGIES
                                           **=====       Unlocking the Potential
                                             **=====**   of Innovation (R)
                                               *****
                                                 *  (R)

                         COMPETITIVE TECHNOLOGIES, INC.

                              -------------------

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS

                              -------------------

     The Board of Directors is furnishing shareholders this proxy statement to solicit proxies to be voted at the Annual Meeting of Shareholders of Competitive Technologies, Inc. (CTT), a Delaware corporation. The meeting will be held on Friday, April 18, 2008, at 11:00 a.m. local time at the American Stock Exchange, 86 Trinity Place, New York, New York 10006.

VOTING  RIGHTS  AND  SOLICITATION  OF  PROXIES

     Record Date. The record date for the Annual Meeting is the close of business on March 14, 2008. Only shareholders of record on that date will be entitled to notice of, and to vote at, the Annual Meeting.

     Quorum. The Company's bylaws provide that the holders of a majority of the Common Stock issued and outstanding and entitled to vote generally in the election of directors, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.

     Voting Your Proxy. If you complete and properly sign the accompanying proxy and return it to us, or vote via the Internet or by telephone, it will be voted as you direct. In the event no directions are specified, such proxies and voting instructions will be voted (1) FOR the election of the nominees named below as directors; (2) FOR the ratification of the selection of Mahoney Cohen & Company, CPA, P.C.; and at the discretion of the designated proxy holders as to other matters that may properly come before the Annual Meeting.

     IF YOU ARE A SHAREHOLDER OF RECORD, holding a stock certificate registered in your name on the books of our transfer agent, American Stock Transfer & Trust Company, as of the close of business on March 14, 2008, and attend the meeting, you may deliver your completed proxy in person, or vote in person at the meeting on proxies available at the meeting for that purpose, or revoke a previously submitted proxy and complete a new proxy.

     IF YOUR SHARES ARE HELD IN A STOCK BROKERAGE ACCOUNT WITH YOU AS A BENEFICIAL OWNER, your broker may vote your shares on your behalf unless you have previously informed your broker not to do so, otherwise,
     - you must return your voting instructions to your broker or nominee, the holder of record, OR
     - you must vote your shares through your broker or nominee via the internet or by phone, OR
     - if you wish to vote in person at the meeting, you must obtain from the record holder and bring to the meeting a proxy SIGNED BY THE RECORD HOLDER identifying you as the beneficial owner of the shares and giving you the right to vote the shares at the meeting. (You may NOT use the voting instruction form provided by your broker or nominee to vote in person at the meeting.)

     Revoking Your Proxy. You may revoke your proxy at any time before the voting by notifying us; no formal procedure is required. Votes are tabulated by an independent agent and the results will be reported at the Annual Meeting.

     We intend to mail or give to our shareholders this proxy statement, including the Notice of Annual Meeting of Shareholders, and the accompanying proxy, on or about March 20, 2008.

     Holders of common stock and of preferred stock at the close of business on the record date of March 14, 2008, are entitled to vote at the meeting:

     Common stock: 8,179,872 shares outstanding, one vote per share

     Preferred stock: 2,427 shares outstanding, one vote per share

     If you abstain from voting, your shares will be counted as shares present and entitled to vote in determining the presence of a quorum for the meeting, but will not be voted in determining approval of any matter submitted to shareholders for a vote. An abstention will have the same effect as a negative vote on a matter submitted to shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority to vote on a particular matter, broker non-votes, those shares will be counted as shares present in determining the presence of a quorum for the meeting but will not be considered present or entitled to vote with respect to that particular matter.

                           1.  ELECTION OF DIRECTORS

     At the Annual Meeting, shareholders will elect a Board of six directors by a plurality of the votes cast. Our Board of Directors proposes the six nominees named below. We recommend voting FOR the six named nominees.

     All of the nominees named below currently are directors of CTT. No director, executive officer or nominee is related by family to any other director, executive officer or nominee. Based on its review of the relationships between its existing directors, as director nominees, and CTT, the Board of Directors has affirmatively determined that if these nominees are elected, a majority of our directors will be independent under the rules of the American Stock Exchange and CTT's Corporate Governance Principles.

     If any nominee is unable to serve, we solicit discretionary authority to vote to elect another person unless we reduce the size of the Board. Each director will serve until the next Annual Meeting of Shareholders, or until his or her successor has been elected and qualified, or until his or her earlier resignation or removal. We believe that all nominees will be available for election as a director for the prescribed term.

     The following table sets forth information regarding each nominee for director according to the information furnished to us by each such nominee:

                               POSITIONS CURRENTLY  COMMITTEE    DIRECTOR OF
NAME                      AGE  HELD WITH CTT        MEMBERSHIPS  CTT SINCE
------------------------  ---  -------------------  -----------  -------------

Joel M. Evans, M.D.        47  Director             A, N         February 2007

Richard D. Hornidge, Jr.   62  Director             A, C*        February 2007

Rustin Howard              51  Director             C, N*        October 2007

                               Chairman of the
                               Board of Directors,
                               President and Chief
John B. Nano               63  Executive Officer     --          February 2007

William L. Reali           65  Director             A*, N        February 2007

Ralph S. Torello           69  Director             C            February 2007

     A  -  Audit  Committee
     C  -  Compensation  and  Stock  Option  Committee
     N  -  Nominating  and  Corporate  Governance  Committee
     *  -  Committee  Chair

JOEL M. EVANS, M.D. Dr. Evans founded The Center for Women's Health in Stamford, Connecticut in June 1996 and since then has been its Director. From November 1996 to present, Dr. Evans has been a lecturer and senior faculty member of The Center for Mind Body Medicine in Washington, D.C. Dr. Evans has been featured in magazines as well as interviewed on television and radio shows across the country. Dr. Evans is an Assistant Clinical Professor at the Albert Einstein College of Medicine in New York City and helped create a clinical study at Columbia University Medical Center for use of the herb, black cohosh, in breast cancer. From November 2005 to present, Dr. Evans has been a member of the Scientific Advisory Board for Metagenics Incorporated, a nutritional supplement manufacturer. Dr. Evans brings key nutriceutical experience to the Company.

     Dr. Evans completed his undergraduate and medical studies at the Sophie Davis School of Biomedical Education of the City College of New York and the Mt. Sinai School of Medicine. He fulfilled his residency at the Albert Einstein College of Medicine.

RICHARD D. HORNIDGE, JR. Mr. Hornidge has been a tennis professional at Willows Racquet Club in North Andover, Massachusetts since February 2005. Prior to that he was an independent consultant. From June

1984 through June 1989, Mr. Hornidge was President of Travis Associates, an employment agency. Mr. Hornidge was a program coordinator for Raytheon from 1973 through 1984, where he was involved in the Patriot Missile test equipment program.

     Mr.  Hornidge  received  a  BA  from  Boston  University.

RUSTIN HOWARD. Mr. Howard is principal of Whitesand Investments LLC, an angel investment organization that operates as a traditional venture fund.

     In 1990, he founded and served as CEO and Chairman of Phyton, Inc., a world leader in the use of proprietary plant cell fermentation technology, including the production of paclitaxel, the active ingredient of Bristol-Myers Squibb's multi-billion dollar anticancer drug, Taxol(R). Phyton was sold to DFB Pharmaceuticals, Inc. in 2003.

     Additionally, Mr. Howard is the Chairman of DeepGulf, Inc., and a co-owner and officer of Silver Bullet Technology. DeepGulf builds underwater pipelines and associated facilities in deep and ultra-deep offshore oil and gas production fields. Silver Bullet Technology, where he has been primarily responsible for corporate and financial oversight as well as strategic planning, manufactures and sells software for the banking and payment processing industry. Previously, he served as president and CEO of BioWorks Inc., a biotechnology company he founded to develop, produce, and sell products that replace chemical pesticides.

     He earned his MBA from Cornell University's Johnson Graduate School of Management, where he focused his studies on Entrepreneurship, and managing innovation and technology.

JOHN B. NANO. Mr. Nano is President and Chief Executive Officer of Competitive Technologies, Inc. and Chairman of the Board of Directors. In January 2006, Mr. Nano became President and Chief Executive Officer of Articulated Technologies, LLC, a company involved in creating and commercializing patented light emitting diode technologies for global solid state lighting applications. He is currently a member of its Board of Directors. Mr. Nano served as President and CEO, and a member of the Board of CTT from June 2002 through June 2005. He has a broad background in domestic and international operating experience with technology-based companies focusing on life sciences, physical sciences, digital technology and electronics. Prior to joining CTT in 2002, Mr. Nano held various executive leadership positions in operations, strategic planning, business development, M&A and finance, including at Stonehenge Network Holdings, N.V. as a Principal, at ConAgra Trade Group, Inc., a subsidiary of ConAgra, Inc., as Executive VP and Chief Financial Officer; at Sunkyong America, a subsidiary of the Sunkyong Group, a Korean conglomerate, as Executive VP and Chief Financial Officer, and as President of an Internet Startup Division of Sunkyong America.

     Mr. Nano is a graduate of MIT's Sloan School Executive Program, holds an MBA in Finance from Northeastern University, and a BS in Chemical Engineering from Worcester Polytechnic Institute.

WILLIAM L. REALI. Mr. Reali is a Certified Public Accountant with the firm of Reali, Giampetro and Scott in Canfield, Ohio. The firm provides auditing and other related accounting and tax services to a diverse group of business clients. Over the past five years, Mr. Reali's primary responsibility with the firm has been business consulting, working with large and small national and multinational clients. He has worked with distressed companies assisting them with cost reduction, turn-around programs and re-organization.

     Serving as Chairman of various community associations, Mr. Reali donates a great deal of time to local organizations.

     Mr.  Reali  received  his  BA  from  Youngstown  State  University.

RALPH S. TORELLO. Mr. Torello has been an independent financial consultant for the past five years. With over 45 years' experience in the financial and venture capital field, he advises various companies on their financial strategies. Included among the companies and individuals that Mr. Torello has performed consulting services for are Goodnight Audio, a full service recording studio, Patriot American Mortgage, a commercial and home mortgage company, DDS Technologies, Inc., an organic waste processor, and Coit Medical, a medical accessory marketer.

     During the eighties and nineties he handled personal ventures in oil exploration, real estate and the development of bio-organic products. During the seventies and eighties, Mr. Torello was Managing Partner of his own venture capital and development firm. During the sixties, he was Director of Financial Analysis for The Singer Company, Assistant to the President of Illinois Tool Works, Vice President of Laird Industries, and head of Investment Banking for Bay Securities in San Francisco.

     Mr. Torello received a BS from Fordham University, and holds an MBA from Harvard University.

VOTE  REQUIRED

     The affirmative vote of a plurality of the shares our common stock represented in person or by proxy at the Annual Meeting is necessary for the election of the individuals named above. There is no cumulative voting in elections of directors. Unless otherwise specified, proxies will be voted in favor of the six nominees described above.

RECOMMENDATION

     Our Board of Directors recommends that shareholders vote FOR the election of each of the individuals named above.

                              CORPORATE GOVERNANCE

     CTT's Corporate Governance Principles, Corporate Code of Conduct, the Committee Charters for the Audit, Compensation and Stock Option, and Nominating and Corporate Governance Committees of the Board of Directors, the unofficial restated Certificate of Incorporation and the By-Laws are all available on our website at www.competitivetech.net/investors/governance.html.


BOARD  MEETINGS  AND  COMMITTEES

The  Board  has  three  committees,  as  follows:

                                                         Nominating
                            Compensation and             and Corporate
Audit Committee             Stock Option Committee       Governance Committee
------------------------    -------------------------    --------------------

William L. Reali,           Richard D. Hornidge, Jr.,    Rustin Howard,
Chairman                    Chairman                     Chairman

Joel M. Evans, M.D.         Rustin Howard                Joel M. Evans, M.D.

Richard D. Hornidge, Jr.    Ralph S. Torello             William L. Reali

     All directors attended the Annual Meeting of Shareholders held on January 16, 2007, as well as the reconvened meeting of February 2, 2007 at which their installation was supported by the shareholders, except Evans and Howard. This Board has held nine (9) meetings from February 2, 2007 through February 29, 2008. During the same period, the Audit Committee met four (4) times, the Compensation Committee met three (3) times, and the Nominating Committee met once. All of the directors standing for re-election attended at least 90% of the aggregate number of meetings of the Board and committees of which the director was a member.

Audit  Committee

     The function of the Audit Committee is to assist the Board in fulfilling its responsibility to the shareholders relating to our corporate accounting matters, financial reporting practices, and the quality and integrity of our financial reports. The Audit Committee's purpose is to assist the Board with overseeing:

     - the reliability and integrity of our financial statements, accounting policies, internal controls and disclosure practices;

     - our compliance with legal and regulatory requirements, including our disclosure controls and procedures;

     - our independent auditor's qualifications, engagement, compensation, and independence;

     -    the  performance  of  our  independent  auditor;  and

     - the production of an annual report of the Audit Committee for inclusion in our annual proxy statement.

     The Audit Committee is to be composed of not less than three of our independent directors. The Board has determined that each member of the Audit Committee is an independent director in accordance with the applicable rules of the American Stock Exchange and any other applicable legal or regulatory requirements. It has also determined that each member is financially literate and has identified Mr. Reali, who is a certified public accountant, as an audit committee financial expert as defined by the Securities and Exchange Commission.

Compensation  and  Stock  Option  Committee

     The  purpose  of  the  Compensation  Committee  is  to:

     - review and approve corporate goals and objectives relevant to CEO compensation, evaluate the CEO's performance in light of those goals and objectives, and determine and approve the CEO's compensation level based on this evaluation;

     - review and approve the compensation of our other officers based on recommendations from the CEO;

     - review, approve and make recommendations to the Board with respect to incentive compensation plans or programs, or other equity-based plans or programs, including but not limited to our Annual Incentive Plan, our 1997 Employees' Stock Option Plan, and our 401(k) Plan; and

     - produce an annual report of the Compensation Committee on executive compensation for inclusion in our annual proxy statement.

     The Compensation Committee is to be composed of not less than three of our independent directors. The Board has determined that each member of the Compensation Committee is an independent director in accordance with the applicable rules of the American Stock Exchange and any other applicable legal or regulatory requirements.

Nominating  and  Corporate  Governance  Committee

     The  purpose  of  the  Nominating  Committee  is  to:

     - identify individuals qualified to become members of the Board, consistent with criteria approved by the Board;

     - recommend to the Board candidates for all directorships to be filled by the Board or our shareholders;

     - in consultation with the Chairman of the Board, recommend to the Board, members of the Board to be appointed to committees of the Board and the chairpersons thereof, including filling any vacancies;

     - develop and recommend to the Board a set of corporate governance principles applicable to us;

     - oversee, evaluate and monitor the Board and its individual members, and our corporate governance principles and procedures; and

     - fulfill such other duties and responsibilities as may be set forth in its charter or assigned by the Board from time to time.

     The Nominating Committee is to be composed of not less than three of our independent directors. The Board has determined that each member of the Nominating Committee is an independent director in accordance with the applicable rules of the American Stock Exchange and any other applicable legal or regulatory requirements.

     The Nominating Committee will consider nominees recommended by shareholders but it has not designated any special procedures shareholders need to follow in submitting those recommendations. The Nominating Committee has not designated any such procedures because as discussed below under the heading "Shareholder Communications to the Board," shareholders are free to send communications in writing directly to the Board, committees of the Board, and/or individual directors, at our corporate address in care of our Secretary.

SHAREHOLDER  COMMUNICATIONS  TO  THE  BOARD

     Shareholders may send communications in writing to the Board, committees of the Board, and/or to individual directors, at our corporate address in care of our Secretary. Written communications addressed to the Board are reviewed by the Chairman of the Board for appropriate handling. Written communications addressed to an individual Board member are forwarded to that person directly.

BENEFICIAL  OWNERSHIP  OF  SHARES

     The following information indicates the beneficial ownership of our Common Stock by each director and nominee, and by each person known to us to be the beneficial owner of more than 5% of our outstanding Common Stock. The indicated owners furnished such information to us as of March 14, 2008, except as otherwise indicated in the footnotes.

                                             AMOUNT
NAMES OF BENEFICIAL OWNERS                   BENEFICIALLY   PERCENT
(AND ADDRESS, IF OWNERSHIP IS MORE THAN 5%)  OWNED(1)       (%)
-------------------------------------------  -------------  --------

Directors, nominees and executive officers
-------------------------------------------
Joel M. Evans, M.D.                           23,500(2)      *
Richard D. Hornidge, Jr.                      93,500(2)     1.1
Rustin Howard                                 27,000(2)      *
John B. Nano                                 214,172(2)(3)  2.6
William L. Reali                              28,500(2)      *
Ralph S. Torello                              22,500(2)      *

Directors, nominees and
executive officers as a group                409,172        5.0
-------------------------------------------

Five percent beneficial owner
-------------------------------------------
ROI Capital Management, Inc.
300 Drakes Landing Road, Suite 175
Greenbrae, CA 94904                          420,600(4)     5.1

*    Less than  1%
(1) Except as indicated in notes that follow, designated person or group has sole voting and investment power.
(2) The number of shares shown as beneficially owned for the persons listed below includes the right to acquire the following listed number of shares upon exercise of stock options:

          NAME                                         RIGHT TO ACQUIRE
          -------------------------------------------  ----------------
          Joel M. Evans, M.D.                                    20,000
          Richard D. Hornidge, Jr.                               20,000
          Rustin Howard                                          20,000
          John B. Nano                                          200,000
          William L. Reali                                       20,000
          Ralph S. Torello                                       20,000
                                                       ----------------
          Directors and Executive Officers as a Group           300,000
                                                       ================

(3)  Includes  4,150  shares  as beneficially owned within employee 401(k) plan.

(4) Share information from Schedule 13G/A reported by the Securities and Exchange Commission March 5, 2008.

     On March 14, 2008, the stock transfer records maintained by us with respect to our Preferred Stock showed that the largest holder of Preferred Stock owned 500 shares. No directors own Preferred Stock.

                             DIRECTOR COMPENSATION

     The following table summarizes the total compensation awarded to, earned by or paid by us for services rendered to the non-employee Board of Director members from August 1, 2006 through February 29, 2008. Fees earned by current Board reflect 13 months of service from February 2, 2007 through February 29, 2008. Fees earned by former Board reflect six months service from August 1, 2006 though February 1, 2007.

                                    FEES                      OTHER
                                    EARNED                    EQUITY
                                    OR PAID   OPTION          COMPEN-
NAME                                IN CASH   AWARDS          SATION     TOTAL
----------------------------------  --------  --------------  ---------  -------
Current Board (13 months):
  Joel M. Evans, M.D. (5)           $ 19,500  $25,960(1)(9)   $3,775(3)  $49,235
  Richard D. Hornidge, Jr. (5)        22,500   25,960(1)(9)    3,775(3)   52,235
  Rustin Howard (6)                    6,000   23,850(9)(10)         -    29,850
  Ben Marcovitch (5)  (7)              9,500              -          -     9,500
  William L. Reali (5)                27,500   25,960(1)(9)    3,775(3)   57,235
  Ralph S. Torello (5)                20,500   25,960(1)(9)    3,775(3)   50,235
Former Board (six months):
  Richard E. Carver (8)               37,500  $ 3,172(2)      $5,913(4)   46,585
  George W. Dunbar, Jr. (8)           13,500    3,172(2)       5,913(4)   22,585
  Maria-Luisa Maccecchini, Ph.D.(8)   15,000    3,172(2)       5,913(4)   24,085
  Charles J. Philippin (8)            16,000    3,172(2)       5,913(4)   25,085
  John M. Sabin (8)                   18,000    3,172(2)       5,913(4)   27,085

(1) Each director serving as such received 10,000 stock options on August 2, 2007, at $2.58 per share. We estimated the fair value of the awards at $1.671 per share using the Black-Scholes option valuation model with expected life of five years, risk free interest rate of 4.62%, volatility of 75.746% and a dividend yield of 0.
(2) Each director serving as such on January 3, 2007 received a stock option for 2,000 shares of common stock at $2.37 per share. We estimated the fair value of the awards at $1.586 per share using the Black-Scholes option valuation model with expected life of five years, risk free interest rate of 4.66%, volatility of 79.678% and dividend yield of 0. See Note 16 in Notes to

     Consolidated  Financial  Statements  in Part II, Item 8 of Annual Report on
     Form  10-K  dated  July  31,  2007,  filed  October  29,  2007.
(3) Each director serving as such on January 2, 2008 received 2,500 shares of stock under the 1996 Directors' Stock Participation Plan. The fair market value of the stock was $1.51 per share.
(4) Each director serving as such on January 3, 2007 received 2,500 shares of stock under the 1996 Directors' Stock Participation Plan. The fair market value of the stock was $2.37 per share.
(5)  Elected  to  office  on  February  2,  2007.
(6)  Appointed  by  the  Board  on  October  5,  2007.
(7)  Removed  from  the  Board  by  Board  vote  on  August  8,  2007.
(8)  Not reelected  on  February  2,  2007.
(9) Each director serving as such on January 2, 2008 received 10,000 stock options at $1.51 per share. We estimated the fair value at $0.925 per share using the Black-Scholes option valuation model with expected life of five years, risk free interest rate of 3.281%, volatility of 71.909% and a dividend yield of 0.
(10) Mr. Howard received 10,000 stock options at $2.29 per share on October 5, 2007, the date he accepted membership to the Board of Directors. We estimated the fair value at $1.46 per share using the Black Scholes option valuation model with expected life of five years, risk free interest rate of 4.65%, volatility of 74.408% and a dividend yield of 0.

     Each of our non-employee directors is paid an annual cash retainer of $10,000, paid quarterly in arrears, for their services to the Company. In addition, directors are issued shares of common stock pursuant to our 1996 Directors' Stock Participation Plan, as amended, and are granted stock options to purchase common stock pursuant to our 2000 Directors Stock Option Plan, both as described below. In addition, effective in fiscal year 2005, the Chairman of the Board, if a non-employee, and the Chairman of the Audit Committee are paid annual stipends for the additional responsibilities and time commitments required of them. Mr. Nano, as an employee of the Company, has not been paid any compensation for serving as Chairman of the Board. Mr. Carver received stipends of $24,000 and $48,000 in 2007 and 2006, respectively. Mr. Reali has served as Chairman of the Audit Committee since February 2, 2007 and he has received a $3,000 stipend in 2007. Mr. Sabin served as Chairman of the Audit Committee until February 2, 2007 and received a $3,000 and $6,000 stipend in 2007 and 2006, respectively.

     Each non-employee director is also paid $1,000 for each Board meeting attended and $500 for each committee meeting attended. All directors are reimbursed for out-of-pocket expenses incurred to attend Board and committee meetings.

     Pursuant to our 1996 Directors' Stock Participation Plan, as amended, on the first business day of January, each non-employee director who has been elected by the shareholders and has served at least one full year as a director is issued a number of shares of common stock equal to the lesser of $15,000 divided by the per share fair market value of such stock on the issuance date, or 2,500 shares. If a non-employee director were to leave the Board after serving at least one full year, but prior to the January issuance date, shares of common stock will be issued to the director on a pro-rata basis up to the termination date. Common stock may not be issued pursuant to this plan after January 3, 2011. Each of our non-employee directors was issued 2,500 shares of common stock effective January 2, 2008.

     Pursuant to our 2000 Directors Stock Option Plan, non-employee directors are granted 10,000 fully vested, non-qualified stock options to purchase our common stock on the date the individual is first elected as a director, whether by the shareholders or by the Board, and is granted 10,000 options on the first business day of January thereafter, provided the individual is still a director. The stock options granted are at an exercise price not less than 100% of the fair market value of the common stock at the grant date and have a term of ten years from date of grant. If an individual's directorship terminates because of death or permanent disability, the stock options may be exercised within one year after termination. If the termination is for any other reason, the stock options may be exercised within 180 days after termination. However, the Board has the discretion to amend previously granted stock options to provide that such stock options may continue to be exercisable for specified additional periods following termination. In no event may a stock option be exercised after the expiration of its ten-year term. Stock options may not be granted under this plan after the first business day of January 2010. Each of our non-employee directors was granted 10,000 options on August 2, 2007 reflecting their election to the Board, and was granted 10,000 options each on January 2, 2008 pursuant to the Plan.

                   BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires our directors and officers, and persons who own more than five percent of the Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the American Stock Exchange. SEC regulations require reporting persons to furnish us with copies of all
Section  16(a)  forms  they  file.

     Based solely on a review of copies of such reports received or written representations from certain reporting persons, we believe all reporting persons complied with all applicable reporting requirements.

       CERTAIN RELATIONSHIPS, RELATED TRANSACTIONS, DIRECTOR INDEPENDENCE

     Our Board of Directors determined that when a director's services are outside the normal duties of a director, we compensate the director at the rate of $1,000 per day, plus expenses, which is the same amount we pay a director for attending a one-day Board meeting. We classify these amounts as consulting expenses, included in personnel and other direct expenses relating to revenues.

We incurred charges for consulting services, including expenses and use taxes, provided by on former director of $0, $1,000 and $25,000, in 2007, 2006 and 2005, respectively. We also incurred a charge of $17,000 in 2006 for consulting services provided by a relative of a former President and CEO, and of $22,000 in 2007 for consulting services provided by a relative of our current President and CEO.

CTT's Board of Directors is composed of six members. Directors Evans, Hornidge, Howard, Reali and Torello are considered to be independent directors. Director Nano is not considered an independent director, as he is an employee of the Company.

             REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE

     CTT's compensation program consists of base salary, bonus, stock options, other incentive awards and other benefits, which the Committee generally reviews annually. The Committee's overall philosophy is to align compensation with our business strategy and to support achievement of our long-term goals. In order to attract and retain competent executives, we believe that it is essential to maintain an executive compensation program that provides overall compensation competitive with that paid to executives with comparable qualifications and experience.

The new Board of Directors is reviewing all compensation plans to assure effectiveness and fiduciary responsibility.

                COMPENSATION AND STOCK OPTION COMMITTEE REPORT:

     We have reviewed and discussed with management certain Executive Compensation and Compensation Discussion and Analysis provisions to be included in the Company's Annual Report on Form 10-K, filed pursuant to the Securities Exchange Act of 1934, as amended. Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the Executive Compensation and Compensation Discussion and Analysis provisions referred to above be included in the Company's Annual Report.

Submitted by the Compensation and Stock Option Committee of the Board of Directors
                      Richard D. Hornidge, Jr. (Chairman)
                                 Rustin Howard
                                Ralph S. Torello

                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee reviewed and discussed with management our audited financial statements as of and for the year ended July 31, 2007, as well as our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q for the year ended July 31, 2007, before those reports were filed.

     The Audit Committee discussed with our independent accountants, Mahoney Cohen & Company, CPA, P.C. (effective February 20, 2007) and BDO Seidman, LLP, (terminated effective February 12, 2007) (see also "Independent Public Accountants" below) the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as issued, modified or supplemented.

     The Audit Committee received the written disclosures from both BDO and Mahoney Cohen required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," as issued, modified or supplemented. The Audit Committee discussed with both BDO and Mahoney Cohen their independence from management and from CTT.

     The Audit Committee discussed with both BDO and Mahoney Cohen the overall scope, plans and budget for its audit. In addition, the Audit Committee met with BDO and now meets with Mahoney Cohen regularly, with or without management present, to discuss the results of Mahoney Cohen's examination, evaluation of CTT's internal controls, and the overall quality of CTT's financial reporting.

     Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements as of and for the year ended July 31, 2007, be included in our Annual Report on Form 10-K for the year ended July 31, 2007.

                                AUDIT COMMITTEE:

                          William L. Reali (Chairman)
                              Joel M. Evans, M.D.
                            Richard D. Hornidge, Jr.

                               EXECUTIVE OFFICERS

     On February 2, 2007, at the Annual Meeting of the Shareholders of the Company, shareholders supported the installation of a completely new Board. The new Board met and elected John B. Nano to his current position with the company, and replaced previous Executive Officers.


NAME                         AGE  POSITION WITH CTT
---------------------------  ---  --------------------------------------
Current Executive Officer:
                                  Chairman of the Board of Directors,
                                  President and Chief Executive Officer,
  John B. Nano                63  Interim Chief Financial Officer

Former Executive Officers:
                                  Former President and
  Donald J. Freed (1)         65  Chief Executive Officer
                                  Former Executive Vice President
  Michael E. Kiley (2)        51  and Chief Operating Officer
  Michael D. Davidson (3)     48  Former Chief Financial Officer

(1)  Dr. Freed's  employment  with  the  company terminated on February 4, 2007.

(2)  Mr. Kiley  resigned  on  November  27,  2006.

(3)  Mr. Davidson's  employment with the company terminated on February 6, 2007.

EXECUTIVE  COMPENSATION

COMPENSATION  DISCUSSION  AND  ANALYSIS

     We have a standing compensation committee on our Board. Our President makes recommendations to the committee as to employee benefit programs and officer and employee compensation.

Annual Base Salary. The base salary for former executive officers was set in agreements that we entered into with each officer in 2005. The base salary for John B. Nano was set in a three-year employment agreement effective February 2, 2007.

Annual cash bonus. In addition to the competitive annual base salary, we intend to reward executive officers each year for the achievement of specific goals, which may be financial, operational or technological. We consider objectively measurable goals, such as obtaining new investment capital, negotiating valuable contracts and achieving research and regulatory milestones, and more subjective goals, such as quality of management performance and consistency of effort. CTT's objectives include operating, strategic and financial goals that the board considers to be critical to CTT's overall goal of building shareholder value. Our recommendations for cash bonuses also take into account CTT's liquidity and capital resources in any given year.

     The following table identifies our principal executive officer, who is also the interim principal financial officer and our former officers and executives. The table also includes the two highest paid reportable employees, who were not executive officers, at July 31, 2007. The table summarizes the total compensation awarded to, earned by or paid by us for services rendered during fiscal year 2007 to the named executive officers during the year ended July 31, 2007.

                                                                               ALL
                                                                               OTHER
                                                             STOCK   OPTION    COMPEN-
NAME AND POSITION               YEAR  SALARY         BONUS   AWARDS  AWARDS    SATION            TOTAL
------------------------------  ----  --------       ------  ------  --------  --------          --------
Current Executive Officer and
Reportable Employees:

  John B. Nano
  Chairman of the Board
  of Directors, President
  and Chief Executive
  Officer, Interim Chief
  Financial Officer             2007  $161,538  (1)  $    -       -  $226,985  $ 23,084  (2)(3)  $411,607

  Aris D. Despo
  Executive Vice President,
  Business Development          2007   189,139            -       -       991   216,169  (3)(5)   406,299

  Paul A. Levitsky
  Vice President and
  General Counsel (7)           2007   182,862            -       -       237   164,169  (3)(5)   347,268

Former Executive Officers:

  Donald J. Freed
  President and Chief
  Executive Officer (6)         2007   189,231            -       -   210,515    20,969  (2)(3)   420,715

  Michael E. Kiley
  Vice President and
  Chief Operating
  Officer (4)                   2007    96,538            -       -    24,616    63,379     (4)   184,533

  Michael D. Davidson
  Chief Financial Officer (8)   2007   129,365        5,000       -    98,329         -           232,964

(1) Represents salary since February 2, 2007. Mr. Nano does not receive additional compensation for serving as Chairman of the Board.
(2) Represents payment of $13,787 auto lease for Mr. Nano; $8,800 auto allowance for Dr. Freed.

(3) Represents accrual for discretionary contribution to 401(k) plan for year ended July 31, 2007 of $9,297 for Mr. Nano, $12,169 for Mr. Despo $12,169 for Mr. Levitsky and $12,169 for Dr. Freed.
(4) Mr. Kiley resigned on November 27, 2006. We recognized $31,550 in compensation expense for modification of terms of his vested stock options outstanding, and reversed $6,934 of compensation expense related to stock options accrued, but not vested. Mr. Kiley received $63,379 for a consulting agreement with CTT from November 28, 2006 through February 21, 2007.
(5) Represents severance payments paid by the former Board of $204,000 for Mr. Despo and $152,000 for Mr. Levitsky. For additional details, see Note 18 of Notes to Consolidated Financial Statements in Part II, Item 8 of Annual Report on Form 10K dated July 31, 2007, filed October 29, 2007.
(6)  Dr. Freed's  employment  with  the  Company terminated on February 4, 2007.
(7)  Mr. Levitsky's  employment  with  the Company terminated on August 7, 2007.
(8)  Mr. Davidson's  employment with the Company terminated on February 6, 2007.

GRANTS  OF  PLAN  BASED  AWARDS

     The following table shows equity awards granted to named executive officers two highly paid reportable employees during 2007. Equity awards granted in 2007 identified in the table below are also reported in the Outstanding Equity Awards at 2007 Year End Table.

                                 OPTION
                                 AWARDS:                CLOSING    GRANT DATE
                                 NUMBER OF              MARKET     FAIR VALUE
                                 SECURITIES  EXERCISE   PRICE ON   OF STOCK
                                 UNDERLYING  PRICE      GRANT      OPTION GRANTS
NAME                GRANT DATE   OPTIONS(1)  ($/SHARE)  DATE ($)   ($)(2)
------------------  -----------  ----------  ---------  ---------  -------------
Current  Executive  Officer  and  Reportable  Employees:
  John Nano         02/02/07(3)      400,000       2.52       2.50       662,800
  Aris Despo        08/16/06(4)       10,000       2.33       2.35        15,890
  Paul Levitsky     08/16/06(4)       12,000       2.33       2.35        19,068

Former  Executive  Officers:
  Donald Freed      08/16/06(5)       18,000       2.33       2.35        28,602
  Michael Kiley     08/16/06(4)       15,000       2.33       2.35        23,835
  Michael Davidson  08/16/06(5)       12,000       2.33       2.35        19,068

(1)  Granted  pursuant  to  our  1997  Employees'  Stock  Option  Plan.
(2) These amounts reflect the fair value as of the option grant date as determined by SFAS 123(R) for accounting purposes. For a description of the assumptions used to determine the grant date fair value, see Note 16 in Notes to Consolidated Financial Statements in Part II, Item 8 of Annual Report on Form 10-K dated July 31, 2007, filed October 29, 2007. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.
(3) These stock options vest 25% on issuance and 25% annually for three additional years.
(4) These stock options, granted by the former Board, as issued would have vested 25% on the first anniversary of the grant and 25% annually thereafter. However, these employees resigned prior to the first anniversary of the grant and none of these options vested. Mr. Despo was subsequently rehired. Mr. Levitsky was subsequently rehired but his employment with the Company was terminated August 7, 2007. See Footnote (2) above.
(5) These stock options, granted by the former Board, as issued would have vested 25% on the first anniversary of the grant and 25% annually thereafter. However, due to the change in control on February 2, 2007, these options vested 100% on that date.

OUTSTANDING  EQUITY  AWARDS  AT  FISCAL  YEAR-END

           NUMBER OF       NUMBER OF
           SECURITIES      SECURITIES
           UNDERLYING      UNDERLYING
           UNEXERCISED     UNEXERCISED
           OPTIONS (#)     OPTIONS (#)                      OPTION EXPIR-
NAME       EXERCISABLE(1)  UNEXERCISABLE(1)  OPTION PRICE   ATION DATE
---------  --------------  ----------------  -------------  -------------
John Nano      200,000(2)        200,000(3)  $        2.52       02/02/17

(1)  Option awards under our 1997 Employees' Stock Option Plan.
(2)  Vesting schedule: 50% on February 2, 2007 and 50% on February 2, 2008.
(3)  Vesting schedule: 50% on February 2, 2009 and 50% on February 2, 2010.

OPTION  EXERCISES  DURING  FISCAL  YEAR  2007

     The following table sets forth information with respect to the named executive officers and employees concerning exercises of options during fiscal year 2007.

                           OPTION AWARDS
                  -----------------------------------
                  NUMBER OF
                  SHARES ACQUIRED  VALUE REALIZED
NAME              OR EXERCISED     ON EXERCISE ($)(1)
----------------  ---------------  ------------------
Michael Davidson           12,000              15,360
Paul Levitsky              10,000               6,650

(1) The value realized on exercise is calculated as the difference between the closing price of the shares underlying the options exercised and the applicable exercise price of those options.

EMPLOYMENT,  SEVERANCE  AND  CHANGE  OF  CONTROL  ARRANGEMENTS

     John B. Nano signed an employment agreement with the Company on February 2, 2007. The agreement provides for his employment for a period of three years from the effective date, ending at the close of business on February 1, 2010. The agreement states that the Company employs Mr. Nano as its President and Chief Executive Officer, and that he reports to the Company's Board of Directors. The agreement also states that Mr. Nano was appointed to the Board as its Chairman, without additional compensation. The agreement established his starting annual base salary at $350,000, subject to reviews and increases at the sole discretion of the Board.

     Mr. Nano's responsibilities and duties are appropriate to the position of Chief Executive Officer the Company, including, without limitation, developing and implementing an overall strategic plan and annual business plans, raising new capital, and supervising day-to-day operations. The agreement entitles Mr. Nano to receive a yearly bonus of up to 50% of his base compensation, based upon the Company's performance and his performance of objectives during that time period as determined by the Compensation Committee of the Board. Mr. Nano's agreement provides for reimbursement of business related expenses, a leased car, and participation in employee benefit programs and plans.

     The Company granted Mr. Nano ten year options ("Plan Options") for the purchase of an aggregate of 400,000 shares of the Company's common stock at the mean average of the high and low share price on the effective date of the agreement. The Plan Options vest 25% immediately upon employment, and an additional 25% on each successive one-year anniversary of the date of employment.

     If Mr. Nano resigns his employment for good reason, as defined in the employment agreement, or the Company terminates his employment without cause, he will be entitled to receive all accrued but unpaid salary and benefits through the date of termination plus severance benefits. In the event Mr. Nano resigns from the Company without good reason, or if the Company terminates his employment with cause, the Company has no liability to him except to pay his base compensation and any accrued benefits through his last day worked, and he will not be entitled to receive severance or other benefits.

     In the event of Mr. Nano's death, or if he is unable to fulfill his obligations to the Company due to illness, injury, physical or mental incapacity or other disability, for any 120 days within any 12 month period, all obligations under the agreement are terminated; except that: the Company will pay his base compensation and accrued benefits to him or to his estate, and any unvested Plan Options granted under this agreement will become fully vested and immediately exercisable for a period of one year by him or his estate. In the event of his death, any post-retirement benefits shall be paid to Executive's estate. In the event of his disability, he will be reimbursed for one-time premium post-retirement health coverage not to exceed $120,000.

     If the Company terminates Mr. Nano's employment without cause in conjunction with a Change in Control, he will be entitled to receive all accrued but unpaid salary and benefits through the date of termination plus the Change in Control benefit.

     The agreement's severance benefit granted to Mr. Nano provides for no less than twelve months continuation of his base compensation, his employment benefits, vesting of Options granted, and reimbursement for post retirement health coverage.

     The agreement's Changes in Control benefit granted to Mr. Nano provides for continuation of compensation in effect to be paid for a period of either twice the amount of the severance benefit period, or the remainder of his employment term, whichever is longer; continuation of his employment benefits and reimbursement for post-retirement health care benefits; and full and immediate vesting of any unvested but outstanding Options

     The following table summarizes the value of benefits payable to Mr. Nano pursuant to the arrangements described above:

   SUMMARY OF POTENTIAL PAYMENTS AT JULY 31, 2007 FOR JOHN B. NANO EMPLOYMENT
                                  CONTRACT (1)

                                                         POST
                                                         RETIREMENT
                     SEVERANCE   BENEFITS    OPTIONS     HEALTHCARE
                     ($)         SUMMARY($)  VESTING($)  ($)          TOTAL ($)
                     ----------  ----------  ----------  -----------  ----------
Resignation                  -           -           -             -           -
Termination
 - cause                     -           -           -             -           -
Death or disability          -           -   434,324(4)      120,000     554,324
Resignation
 - good reason       875,000(2)  130,890(3)  434,324(4)      120,000   1,560,214
Termination
 - w/o cause         875,000(2)  130,890(3)  434,324(4)      120,000   1,560,214
Change of control    875,000(2)  130,890(3)  434,324(4)      120,000   1,560,214

(1) Calculated based on the termination, resignation or change of control taking place as of July 31, 2007, the last day of our most recent fiscal year.
(2)  Reflects  continued  base  salary  for  remaining  term  of  the agreement.
(3) Reflects continued benefits of auto, medical, dental, vision and life insurance plan coverage for remaining term of the agreement.
(4) Reflects accelerated vesting of the unamortized cost of the options, as if the officer continued employment for the remaining term of the agreement.

OTHER  ARRANGEMENTS

401(K)  RETIREMENT  SAVINGS  PLAN

     We have an employee defined contribution plan qualified under section 401(k) of the Internal Revenue Code for all our employees who have attained the age of 21 and meet certain service requirements. The Plan has been in effect since January 1, 1997. Participation in the Plan is voluntary. Employees may defer compensation up to a specific dollar amount determined by the Internal Revenue Service for each calendar year. We do not make matching contributions, and employees are not allowed to invest in our stock under the Plan.

     We may make discretionary contributions to the Plan solely by authorization of our directors, who may authorize a contribution of a dollar amount to be allocated to participants according to the provisions of the Plan, and payable in shares of our common stock valued as of the date the shares are contributed. Our directors authorized and we expensed $140,000, $125,000, and $100,000 in 2007, 2006, and 2005, respectively, for such discretionary contributions. Related shares of our common stock have been contributed to the Plan for 2007, 2006 and 2005.

ANNUAL  INCENTIVE  PLAN

     The Competitive Technologies, Inc. Annual Incentive Plan was approved by our Board on November 22, 2005, replacing a prior plan. The Compensation Committee administers the Incentive Plan. The Compensation Committee may suspend or amend the Incentive Plan at any time from time to time, and the Board may terminate the Incentive Plan.

     The Incentive Plan provides for eligible employees to earn an annual bonus incentive in cash. The targeted annual bonus incentive award is a percentage of the participant's salary earned during the plan year, as defined in the Incentive Plan, and is comprised of two parts, 50% of which is dependent upon attainment of financial performance metrics that serve as our company wide goals and objectives and are set at the beginning of the year, the Company Component; and 50% of which is dependent upon the individual's performance compared to each individual's pre-established goals and objectives, the Individual Component. If our financial performance is less than 70% of its goal, there will be no award for the Company Component. If our financial performance is more than 120% of its goal, then the Company Component award will increase to 125% of the award, and may, under certain conditions, as defined, increase up to a maximum of 200% of the award. If a participant meets his or her individual goals, we may pay the Individual Component regardless of whether the Company Component is met.

     For the years ended July 31, 2007, 2006, and 2005, we charged $0, $143,608, and $291,423, respectively, to expense for annual bonus incentive awards to employees other than the Named Executive Officers. In addition, for the year ended July 31, 2005, $800,000 was charged to expense for commissions paid under our terminated prior annual incentive plan.

1997  EMPLOYEES'  STOCK  OPTION  PLAN

     The 1997 Employees' Stock Option Plan provides for the granting of stock options to purchase our Common Stock. The stock options may be incentive stock options pursuant to Section 422 of the Internal Revenue Code or non-statutory stock options. Stock options granted under the Stock Option Plan must be granted at not less than 100% of the fair market value on the date of grant. The Compensation Committee determines the vesting period for the stock options. Stock options expire upon termination of the grantee's employment, or ten years after the grant date. In certain instances stock options which are vested or become vested upon the occurence of an event or events specified by the Compensation Committee, may continue to be exercisable through up to ten years after the grant date, irrespective of the termination of the optionee's employment with us. No options were allowed to be granted pursuant to this plan after September 30, 2007.

                                                           NUMBER OF
                                                           SECURITIES
                                                           REMAINING
                         NUMBER OF         WEIGHTED-       AVAILABLE
                         SECURITIES TO     AVERAGE         FOR FUTURE
                         BE ISSUED UPON    EXERCISE        ISSUANCE
                         EXERCISE OF       PRICE OF        (EXCLUDING
                         OUTSTANDING       OUTSTANDING     OPTIONS
PLAN CATEGORY            OPTIONS           OPTIONS         OUTSTANDING)
---------------------    --------------    ------------    ------------
Equity compensation
    plans approved by
    security holders            960,825    $       4.19         436,723

                 2.  ELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     Effective February 12, 2007, the accounting firm BDO Seidman, LLP resigned as the Company's independent registered public accountants. Effective February 20, 2007, the Company engaged Mahoney Cohen & Company, CPA, P.C. as their independent registered public accountants.

     Fees Billed by Principal Accountants - The following table presents fees for professional services rendered by Mahoney Cohen and BDO for the years ended July 31, 2007 and 2006:

                                          2007                 2006
                             ----------------------------  ------------
                             Mahoney Cohen   BDO Seidman   BDO Seidman
                             --------------  ------------  ------------
     Audit fees              $      129,056  $     17,375  $    117,000
     Audit related fees (1)           2,355         8,580             -
     All other fees                                                   -
     TOTAL                   $      131,411  $     25,955  $    117,000

(1)  Fees for review of work papers and proxy consultation.

AUDIT  COMMITTEE  PRE-APPROVAL  OF  SERVICES  OF  PRINCIPAL  ACCOUNTANTS

     The Audit Committee has sole authority and responsibility to select, evaluate, determine the compensation of, and, where appropriate, replace the independent auditor. After determining that providing the non-audit services is compatible with maintaining the auditor's independence, the Audit Committee pre-approves all audit and permitted non-audit services to be performed by the independent auditor, except for de minimus amounts. If it is not practical for the Audit Committee to meet to approve fees for permitted non-audit services, the Audit Committee has authorized its chairman, currently Mr. Reali, to approve and review such pre-approvals with the Audit Committee at its next meeting.

RATIFICATION  OF  SELECTION  OF  INDEPENDENT  PUBLIC  ACCOUNTANTS

The persons named in the enclosed proxy will vote to ratify the selection of Mahoney Cohen as independent public accounts for the year ending July 31, 2008, unless otherwise directed by the shareholders. Shareholder ratification of Mahoney Cohen as the Company's independent public accountants is not required by the Company's bylaw or otherwise. However, the Company is submitting selection of Mahoney Cohen to the shareholders for ratification as a matter of good corporate practice. If the shareholders do not ratify the selection of Mahoney Cohen as the Company's independent public accountants, the Audit Committee will reconsider the selection of such independent public accountants. If the selection is ratified, the Audit Committee may, in it discretion, direct the appointment of a different independent public account at any time during the year if it determines that such a change would be in the best interest of the Company and its shareholders.

VOTE  REQUIRED

     The affirmative vote of a majority of the shares of Common Stock present or represented by proxy at the Annual Meeting is necessary for the ratification of Mahoney Cohen as independent public accountants for the fiscal year ended July 31, 2008.

RECOMMENDATION

     Our Board of Directors recommends that shareholders vote FOR the ratification of Mahoney Cohen as independent public accountants for the fiscal year ended July 31, 2008.

PROPOSALS  OF  SHAREHOLDERS

     Shareholders who wish to present proposals under SEC Rule 14a-8 to be included in our Proxy Statement and form of proxy in connection with next year's Annual Meeting of Shareholders, must submit those proposals so that we receive them no later than 120 days before the mailing date of our Proxy Statement in connection with the upcoming April 18, 2008 Annual Meeting. If we meet this year's expected mailing date of March 21, 2008, we must receive such proposals for next year's Annual Meeting no later than November 21, 2008

     Shareholders who wish to present matters outside the processes of SEC Rule 14a-8 to be included in our Proxy Statement and form of proxy in connection with this year's Annual Meeting of Shareholders, must submit notice of those matters so that we receive them no later than 45 days before the mailing date of our Proxy Statement in connection with the April 18, 2008 Annual Meeting. If we meet this year's expected mailing date of March 21, 2008, we must receive notice of such matters for next year's Annual Meeting no later than February 4, 2009. Notice received after February 4, 2009 will be untimely and subject to the discretionary authority described in the last sentence of this Proxy Statement.

                                    GENERAL

          We will pay the cost of soliciting proxies and may make arrangements with brokerage houses, custodians, nominees and other fiduciaries to send proxy material to beneficial owners of our common stock. We will reimburse these third-parties for reasonable out-of-pocket expenses. In addition to solicitation by mail, our directors, officers and employees may solicit proxies by telephone, electronic transmission and personally. Our directors, officers and employees will not receive compensation for such services other than regular employee compensation. We have retained Morrow & Co. for an estimated fee of $5,000, plus out of pocket expenses, to assist in distributing proxy materials and soliciting proxies.

     Copies of our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, any amendments to those reports and any other reports filed with or furnished to the SEC also are available on or through our website at www.competitivetech.net as soon as reasonably practicable after they are filed with or furnished to the SEC.

     Upon written request, we will provide without charge (except for exhibits) to any shareholder of record or beneficial owner of our securities, a copy of our Annual Report on Form 10-K filed with the SEC for the year ended July 31, 2007, including the financial statements and schedules thereto. Exhibits to said report will be provided upon payment of fees limited to our reasonable expenses in furnishing such exhibits. Written requests should be addressed to: Secretary, Competitive Technologies, Inc., 777 Commerce Drive, Fairfield, Connecticut, 06825.

     Some brokers and other nominee record holders may be participating in the practice of "householding" corporate communications to shareholders, such as proxy statements and annual reports. This means that only one copy of this Proxy Statement may have been sent to multiple shareholders in your household. We promptly will deliver a separate copy of this Proxy Statement to you if you call or write us at the following address or phone number: Secretary, Competitive Technologies, Inc., 777 Commerce Drive, Fairfield, Connecticut, 06825, telephone: (203) 368-6044. If in the future you want to receive separate copies of our corporate communications to shareholders, such as proxy statements and annual reports, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your broker or other nominee record holders, or you may contact us at the above address and phone number.

     The Board of Directors is not aware of any matter that is to be presented for action at the meeting other than the matters set forth herein. Should any other matters requiring a vote of the shareholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies discretionary authority to vote the same in respect of any such other matters in accordance with their best judgment in the interest of CTT.

                                   By  Order  of  the  Board  of  Directors,


                                   \s\ John B. Nano

                                   JOHN  B.  NANO
                                   Chairman,  President  and  CEO

Dated:  March  19,  2008

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                  **=====       Unlocking the Potential of Innovation (R)
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